Exhibit 99.3

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

U.S. SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,

-against-

SAEXPLORATION HOLDINGS, INC.,
JEFFREY H. HASTINGS,
BRENT N. WHITELEY,
BRIAN A. BEATTY, and
MICHAEL J. SCOTT,

Defendants, and

THOMAS W. O’NEILL and
LORI E. HASTINGS,

Relief Defendants.

Civil Action No. 1:20-CV-8423 (PGG)

FINAL JUDGMENT AS TO DEFENDANT SAEXPLORATION HOLDINGS, INC.

The Securities and Exchange Commission having filed a Complaint and Defendant SAExploration Holdings, Inc. having entered a general appearance; consented to the Court’s jurisdiction over Defendant and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

I.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:

(a)	to employ any device, scheme, or artifice to defraud;
(b)

to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

(c)	to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise: (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

II.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from violating Section 17(a) of the Securities Act of 1933 (the “Securities Act”) [15 U.S.C. § 77q(a)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:

(a)	to employ any device, scheme, or artifice to defraud;
(b)

to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

(c)	to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise: (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

III.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from, directly or indirectly, violating Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1, 13a-11, and 13a-13 thereunder [17 C.F.R. §§ 240.12b-20, 240.13a-1, 240.13a-11, and 240.13a-13] by filing with the Commission any information, document or report required to be filed with the Commission pursuant to Exchange Act Section 13(a) and the rules and regulations promulgated thereunder, which contains any untrue statement of a material fact, which omits to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, or which omits to disclose any information required to be disclosed.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise: (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

IV.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from, directly or indirectly, violating Section 13(b)(2)(A) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A)] by failing to make and keep books, records, and accounts which, in reasonable detail, accurately and fairly reflect the transactions and disposition of its assets.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise:  (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

V.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from, directly or indirectly, violating Section 13(b)(2)(B) of the Exchange Act [15 U.S.C. § 78m(b)(2)(B)] by failing to devise and maintain a system of internal accounting controls sufficient to reasonably assure that transactions are recorded and financial statements are prepared in conformity with generally accepted accounting principles.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise: (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

VI.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.

VII.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

VIII.

There being no just reason for delay, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Clerk is ordered to enter this Final Judgment forthwith and without further notice.

Dated: ______________, _____

____________________________________
UNITED STATES DISTRICT JUDGE

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